UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2016

AVEXIS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-37693	90-1038273
(Commission File No.)	(IRS Employer Identification No.)

2275 Half Day Rd, Suite 160

Bannockburn, Illinois 60015

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (847) 572-8280

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.

On October 10, 2016, AveXis, Inc. (the “Company”) hosted a live webcast to report on interim data from the Company’s ongoing Phase 1 clinical trial of AVXS-101 for the treatment of spinal muscular atrophy (“SMA”) Type 1 as of September 15, 2016 (the “Interim Data”).  The Interim Data was presented by Jerry Mendell, M.D., director of the Center for Gene Therapy at The Research Institute at Nationwide Children’s Hospital, at the 21st International Annual Congress of the World Muscle Society in Granada, Spain.  A copy of the slides presented during the webcast is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01                                           Other Events.

On October 8, 2016, the Company issued a press release announcing the Interim Data from its ongoing Phase 1 clinical trial of AVXS-101 for the treatment of SMA Type 1.  The full text of the Company’s press release regarding the announcement is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit Description
99.1	Slide Presentation, dated October 10, 2016, titled “AVXS-101 Clinical Update Including Motor Milestones as Presented at the World Muscle Society, October 8, 2016.”
99.2

Press Release, dated October 8, 2016, titled “AveXis Reports Interim Data from Ongoing Phase 1 Clinical Trial of AVXS-101 in Spinal Muscular Atrophy Type 1 as Presented at the International Annual Congress of the World Muscle Society.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2016	AVEXIS, INC.

	By:	/s/ Sean P. Nolan
Sean P. Nolan
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
99.1	Slide Presentation, dated October 10, 2016, titled “AVXS-101 Clinical Update Including Motor Milestones as Presented at the World Muscle Society, October 8, 2016.”
99.2

Press Release, dated October 8, 2016, titled “AveXis Reports Interim Data from Ongoing Phase 1 Clinical Trial of AVXS-101 in Spinal Muscular Atrophy Type 1 as Presented at the International Annual Congress of the World Muscle Society.”